UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 28, 2006
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)


             Nevada                    0-13084                 13-3178732
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  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)


   2200 Highway 121, Suite 100, Bedford, Texas                    76021
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     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: 800-544-9510
                                                    ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

         Warrantech Corporation, a Nevada corporation (the "Company"), has agreed with WT Acquisition Holdings, LLC, a Delaware limited liability company ("Parent"), and WT Acquisition Corp., a Nevada corporation and direct wholly-owned subsidiary of Parent ("Merger Sub"), to amend the Agreement and Plan of Merger, dated as of June 7, 2006, by and among the Company, Parent and Merger Sub, as amended (the "Merger Agreement"). Pursuant to the terms of Amendment No. 2 to the Agreement and Plan of Merger, dated as of November 28, 2006 (the "Amendment"), the Company, Merger Sub and Parent agreed, among other things, to: 1. extend the first date by which either party could terminate the Merger Agreement from November 28, 2006 until January 31, 2007; and 2. add a closing condition to the Merger Agreement that the Company shall have obtained insurance coverage with a replacement carrier or carriers, rated A-Excellent or better by A.M. Best, to replace the existing automobile insurance coverage with Great American Insurance Company, which coverage shall be reasonably satisfactory to Parent. The Company is engaged in active discussions with several replacement automobile insurance carriers, although there can be no assurance that any such arrangements will be consummated. Although not a condition to closing the merger of the Company and Merger Sub (the "Merger") pursuant to the Merger Agreement, Parent has requested additional time to work on obtaining acquisition financing prior to effecting the Merger. While the Company and the Parent continue to discuss when to schedule the special meeting of shareholders to approve the Merger Agreement and the Merger (the "Special Meeting"), the Company's current expectation is that the Special Meeting will be held in late December 2006, although there can be no assurance that the Special Meeting will occur at that time or that the Merger will be consummated.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 99.1 hereto and is incorporated herein by reference.

SECOND AMENDED AND RESTATED TERM NOTE

         Wtech Holdings, LLC ("Wtech"), an affiliate of Parent, has agreed with the Company and its subsidiaries to further amend and restate the single term amended and restated promissory note issued by the Company and such subsidiaries on June 7, 2006 to and in favor of Wtech, as the successor to Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida and GAI Warranty Company of Canada thereunder (the "Term Note"). Subject to the terms of the Second Amended and Restated Term Note, dated as of November 28, 2006 (the "Note Amendment"), Wtech, the Company and its subsidiaries agreed, among other things, to extend the Term Note in order to provide that all principal and interest under the Term Note is due and payable on May 31, 2007 in lieu of November 28, 2006.

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

         The foregoing description of the Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Amendment filed as Exhibit 99.2 hereto and is incorporated herein by reference.

ADDITIONAL INFORMATION REGARDING THE MERGER AND SAFE HARBOR

         The Company intends to file with the U.S. Securities and Exchange Commission (the "SEC") a definitive revised proxy statement in connection with the Merger Agreement and the transactions contemplated thereby. The proxy statement will be mailed to the Company's stockholders. Investors and stockholders are advised to read the proxy statement when it becomes available and before making any voting or investment decisions with respect to the Merger as such proxy statement will contain important information regarding the Merger. The proxy statement (when it becomes available), and any other documents filed by the Company, Parent or Merger Sub with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, the proxy statement (when it becomes available) and related materials may also be obtained free of charge from the Company by directing a request to the Corporate Secretary, Warrantech Corporation, 220 Highway 121, Suite 100, Bedford, TX 76021. The Company and its directors, executive officers, certain members of management and employees may be soliciting proxies from stockholders of the Company in favor of the proposed Merger. Information concerning the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the SEC.

         This Form 8-K and its attachments contains forward-looking statements that involve risks and uncertainties concerning the Merger and the Company's plans. Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties including, but not limited to, the possibility that the Merger will not be approved or that it may be delayed. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

Item 9.01   Financial Statements and Exhibits.

         C)       Exhibits.

         The following exhibits are furnished with this report on Form 8-K:

         99.1 Amendment No. 2 to Agreement and Plan of Merger, dated as of November 28, 2006, by and among Warrantech Corporation, WT Acquisition Holdings, LLC and WT Acquisition Corp.

         99.2 Second Amended and Restated Term Note, dated as of November 28, 2006, by and among Wtech Holdings, LLC, Warrantech Corporation and its subsidiaries.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WARRANTECH CORPORATION
                                       ----------------------
                                       (Registrant)


Date:  November 28, 2006               By: /s/ JOEL SAN ANTONIO
                                           -------------------------------------
                                           Joel San Antonio
                                           Chairman of the Board and
                                           Chief Executive Officer


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

                                  EXHIBIT INDEX

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 Exhibit #                         Description                           Page #
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   99.1           Amendment No. 2 to Agreement and Plan of
                  Merger, dated as of November 28, 2006, by and
                  among Warrantech Corporation, WT Acquisition
                  Holdings, LLC and WT Acquisition Corp.                   6
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   99.2           Second Amended and Restated Term Note, dated as
                  of November 28, 2006, by and among Wtech
                  Holdings, LLC, Warrantech Corporation and its
                  subsidiaries.                                            9
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